                                                                     EXHIBIT 1.1


                              Genesis Energy, L.P.

                                 7,500,000/1/
                                 Common Units
                    Representing Limited Partner Interests

                        Form of Underwriting Agreement


                                                              November    , 1996

Salomon Brothers Inc
Smith Barney Inc.
Dean Witter Reynolds Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
  As Representatives of the several Underwriters
c/o Smith Barney Inc.
388 Greenwich Street
New York, New York  10013


Dear Sirs:

          Genesis Energy, L.P., a Delaware limited partnership (the "Partnership"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 7,500,000 common units (the "Underwritten Units") representing limited partner interests in the Partnership (the "Common Units"). The Partnership also proposes to grant to the Underwriters an option to purchase up to 1,125,000 additional Common Units (the "Option Units"; the Option Units, together with the Underwritten Units, being hereinafter called the "Units").

          It is further understood and agreed to by all parties that the Partnership was formed to acquire and operate (a) substantially all the crude oil gathering and marketing business, assets and operations of Basis Petroleum, Inc., a Texas corporation ("Basis"), as more specifically described in the Conveyance Agreement (defined below) (the "Basis Transferred Assets"), and (b) substantially all the crude oil gathering, marketing and pipeline business, assets and operations

______________________

     /1/    Plus an option to purchase from Genesis Energy, L.P. up to 1,125,000 additional Common Units to cover over-allotments.

of Howell Corporation, a Delaware corporation ("Howell"), Howell Crude Oil Company, a Delaware corporation ("Howell Crude"), Howell Pipeline Texas, Inc., a Delaware corporation ("Howell Texas"), Howell Pipeline U.S.A., Inc., a Delaware corporation ("Howell Pipeline"), Howell Transportation Services, Inc., a Delaware corporation ("Howell Transportation"), and Howell Power Systems, Inc., a Delaware corporation ("Howell Power," and, collectively with Howell, Howell Crude, Howell Texas, Howell Pipeline and Howell Transportation, the "Howell Entities"), as more specifically described in the Conveyance Agreement (the "Howell Transferred Assets," and together with the Basis Transferred Assets, the "Transferred Assets"). Genesis Energy, L.L.C., a Delaware limited liability company (the "General Partner"), will serve as a general partner of both the Partnership and Genesis Crude Oil, L.P., a Delaware limited partnership (the "Operating Partnership"). The General Partner is owned 54% by Basis and 46% by Howell.

          It is further understood and agreed to by all parties that concurrently with the closing of the offering of Units contemplated hereby and as conditions to such closing, (a) pursuant to the Purchase & Sale and Contribution & Conveyance Agreement among the General Partner, the Partnership, the Operating Partnership, Basis and the Howell Entities (the "Conveyance Agreement"), (i) the Partnership will contribute the net proceeds from the sale of the Underwritten Units and cash contributed by the General Partner to the Operating Partnership in exchange for a 69.57% general partner interest in the Operating Partnership, (ii) Basis will convey the Basis Transferred Assets to the Operating Partnership in exchange for (A) 54% of the cash contributed to the Operating Partnership by the Partnership, (B) the issuance of 1,771,200 subordinated limited partner interests in the Operating Partnership ("Subordinated OLP Units") and (C) a .3286% special general partner interest in the Operating Partnership and (iii) the Howell Entities will transfer the Howell Transferred Assets to the Operating Partnership in exchange for (A) 46% of the cash contributed to the Operating Partnership by the Partnership, (B) the issuance of 1,508,800 Subordinated OLP Units and (C) a .2799% general partner interest in the Operating Partnership, (b) Basis and Howell Crude will contribute their general partner interests in the Operating Partnership to the General Partner, (c) the Operating Partnership and Salomon Inc will enter into the Distribution Support Agreement (the "Distribution Support Agreement"), (d) the Operating Partnership, Basis and Salomon Inc will enter into the Master Credit Support Agreement (the "Master Credit Support Agreement"), (e) the Partnership, the Operating Partnership, Basis and the Howell Entities will enter into the Redemption and Registration Rights Agreement (the "Redemption and Registration Rights Agreement") and (f) the Partnership and Basis will enter into the Corporate Services Agreement (the "Corporate Services Agreement"). The transactions described in clauses (a) through (f) above are collectively referred to as the "Transactions." The Partnership, the Operating Partnership and the General Partner are collectively referred to herein as the "Genesis Parties." The Genesis Parties, Basis, the Howell Entities and Salomon Inc are collectively referred to herein as the "Genesis Entities." In connection with the consummation of the Transactions, certain of the Genesis Entities will enter into various bills of sale, conveyances, deeds and other assignments pursuant to the Conveyance Agreement (the "Conveyances").

     1. Representations and Warranties
        ------------------------------

        (a)   Genesis Parties.  The Genesis Parties represent and warrant to,
              ---------------
and agree with, each Underwriter as set forth below in this Section 1(a). Certain terms used in this Agreement are defined in paragraph (iii) hereof.

        (i) The Partnership has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement (No. 333-11545) on Form S-1, including a related preliminary prospectus, for the registration of the offering and sale of the Units in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder, a copy of which has been delivered to you. The Partnership may file, or may have filed, one or more amendments thereto, including the related preliminary prospectus, each of which will be, or previously has been, furnished to you and each of which when filed will conform or did conform with the Act and the rules and regulations thereunder. The Partnership will next file with the Commission either (A) prior to effectiveness of such registration statement, a first or further amendment to such registration statement (including the form of final prospectus) or (B) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (B), the Partnership has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules and regulations thereunder to be included in the prospectus with respect to the Units and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other required information, with respect to the Units and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus shown to you at the Execution
Time) as the Partnership has advised you, prior to the Execution Time, will be included or made therein or to which you have otherwise consented.

          (ii) The Preliminary Prospectus dated November 15, 1996 (A) complied or will comply with the applicable requirements of the Act and the rules and regulations thereunder and (B) did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b), on any subsequent date any supplement is filed with the Commission and on the Closing Date, the Prospectus (and any supplements thereto) will, comply with the applicable requirements of the Act and the rules thereunder. On the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b), on any subsequent date any supplement is filed with the Commission and on the Closing

Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Genesis
                                            --------  -------
Parties make no representations or warranties as to the information contained in or omitted from the Registration Statement, any Preliminary Prospectus or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Partnership by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus (or any supplement thereto). Each of the statements made by the Partnership in the Registration Statement, any Preliminary Prospectus and the Prospectus within the coverage of Rule 175(b) of the rules and regulations under the Act, including (but not limited to) any statements with respect to future available cash or future cash distributions of the Partnership or the anticipated ratio of taxable income to distributions, was made or will be made with a reasonable basis and in good faith. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus.

          (iii) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (i) above as amended prior to the date of the Prospectus and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Units that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Units included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (i) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Option Closing Date (as hereinafter defined), or, if none, the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. If it is contemplated that the Partnership will file a registration statement to register a portion of the Units and rely on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statement referred to above (No. 333-11545) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the Act. "Rule 424," "Rule 430A" and "Rule 462(b)" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Units and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          (iv) Each of the Partnership and the Operating Partnership is a limited partnership duly formed and validly existing in good standing under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") with full partnership power and authority to own or lease its properties to be owned or leased by it at the Closing Date, to assume the liabilities being assumed by it pursuant to the Conveyance Agreement and the Conveyances, to act as a general partner of the Operating Partnership (in the case of the Partnership), and to conduct its business to be conducted by it at the Closing Date in all material respects as described in the Registration Statement and the Prospectus, and each of the Partnership and the Operating Partnership is, or at the Closing Date will be, duly registered or qualified as a foreign limited partnership for the transaction of business and is in good standing in each jurisdiction or place where the nature or location of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify (A) would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole or (B) would not subject the limited partners of the Partnership to any material liability or disability.

          (v) The General Partner is a limited liability company duly formed and validly existing in good standing under the laws of the State of Delaware with full limited liability company power and authority to own or lease its properties, to conduct its business and to act as general partner of the Partnership and the Operating Partnership in all material respects as described in the Registration Statement and the Prospectus, and the General Partner is duly registered or qualified as a foreign limited liability company for the transaction of business and is in good standing in each jurisdiction or place where the nature or location of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify (A) would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole or (B) would not subject the limited partners of the Partnership to any material liability or disability.

          (vi) None of the General Partner, the Partnership or the Operating Partnership has any subsidiaries (other than the Partnership and the Operating Partnership themselves) which, individually or considered as a whole, would be deemed to be a significant subsidiary (as such term is defined in Section 1-02 of Regulation S-X under the Act).

          (vii) The General Partner is the sole general partner of the Partnership with a 1% general partner interest in the Partnership; at the Closing Date the General Partner will be the sole general partner of the Partnership with a 2% general partner interest in the Partnership; such general partner interest is and will be duly authorized by the Agreement of Limited Partnership of the Partnership (as the same may be amended and restated at or prior to the Closing Date, the "Partnership Agreement") between the General Partner and Wayne Kubicek, as organizational limited partner (the "Organizational Limited Partner"), and was and will be validly issued to the General Partner; and the General Partner owns and will own such general partner interest in the Partnership free and clear of all liens, encumbrances, security interests, charges or claims.

          (viii) Partnership and the General Partner are the only two general partners of the Operating Partnership; at the Closing Date the Partnership and the General Partner will be the only two general partners of the Operating Partnership with a 69.57% general partner interest and a .61% general partner interest in the Operating Partnership, respectively; such general partner interests are and will be duly authorized by the Agreement of Limited Partnership of the Operating Partnership (as the same may be amended and restated at or prior to the Closing Date, the "Operating Partnership Agreement," and together with the Partnership Agreement, the "Partnership Agreements") between the General Partner and the Partnership, and were and will be validly issued to the Partnership and the General Partner, respectively; each of the Partnership and the General Partner owns and will own its general partner interest in the Operating Partnership free and clear of all liens, encumbrances, security interests, charges or claims.

          (ix) At the Closing Date, there will be issued to the Underwriters all of the Underwritten Units (assuming no purchase by the Underwriters of Option Units); at the Closing Date or the Option Closing Date, as the case may be, the Underwritten Units or the Option Units, as the case may be, and the limited partner interests represented thereby will be duly authorized by the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor as provided herein, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement--Limited Liability"); and at the Closing Date or the Option Closing Date, as the case may be, the Underwritten Units or the Underwritten Units and the Option Units, as the case may be, will be the only limited partner interests of the Partnership issued and outstanding.

          (x) At the Closing Date (assuming no purchase by the Underwriters of the Option Units), Basis and certain of the Howell Entities will own 16.10% and 13.72% limited partner interests in the Operating Partnership, respectively, represented by 1,771,200 and 1,508,800 Subordinated OLP Units, respectively; such Subordinated OLP Units will be the only limited partner interests in the Operating Partnership issued and outstanding on the Closing Date; at the Closing Date, all such Subordinated OLP Units and the limited partner interests represented thereby will be duly authorized by the Operating Partnership Agreement, will have been validly issued, fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement--Limited Liability").

          (xi) Basis owns a membership interest of 54% in the General Partner and Howell owns a membership interest of 46% in the General Partner; such membership interests are duly authorized by the Limited Liability Company Agreement of the General Partner (as the same may be amended at or prior to the Closing Date, the "LLC Agreement") and have been validly issued in accordance with such LLC Agreement and are fully paid and nonassessable.

          (xii) Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited or general partner interests in the Partnership or the Operating Partnership pursuant to either the Partnership Agreement or the Operating Partnership Agreement or any agreement or other instrument to which the Partnership or the Operating Partnership is a party or by which the Partnership or the Operating Partnership may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership or the Operating Partnership, except as provided in the Redemption and Registration Rights Agreement. Except as described in the Prospectus, there are no outstanding options or warrants to purchase any Common Units, Subordinated OLP Units or common limited partner interests in the Operating Partnership ("Common OLP Units") or any other securities of the Partnership or the Operating Partnership. The Units, when issued and delivered against payment therefor as provided herein, and the Subordinated OLP Units, when issued and delivered in accordance with the terms of the Operating Partnership Agreement and the Conveyance Agreement, will conform in all material respects to the description thereof contained in the Prospectus. The Partnership has all requisite power and authority to issue, sell and deliver the Units in accordance with and upon the terms and conditions set forth in this Agreement, the Conveyance Agreement and the Partnership Agreement. The Operating Partnership has all requisite power and authority to issue, sell and deliver the Subordinated OLP Units in accordance with the terms and conditions set forth in the Conveyance Agreement and the Operating Partnership Agreement. At the Closing Date and the Option Closing Date, respectively, all corporate, limited liability company and partnership action, as the case may be, required to be taken by any of the Genesis Parties or any of their shareholders, members or partners for the authorization, issuance, sale and delivery of the Common Units and the Subordinated OLP Units and the consummation of the transactions (including the Transactions) contemplated by this Agreement and the Operative Agreements (as defined in Section 1(a)(xiv) hereof) shall have been validly taken.

          (xiii) This Agreement has been duly authorized, executed and delivered by each of the Genesis Parties and constitutes the valid and legally binding agreement of each of the Genesis Parties, enforceable against each of the Genesis Parties in accordance with its terms; provided, that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws.

          (xiv) At or before the Closing Date, the Partnership Agreement will have been duly authorized, executed and delivered by the General Partner and the Organizational Limited Partner and will be a valid and legally binding agreement of the General Partner and the Organizational Limited Partner, enforceable against the General Partner and the Organizational Limited Partner in accordance with its terms; at or before the Closing Date, the Operating Partnership Agreement will have been duly authorized, executed and delivered by the General Partner and the Partnership and will be a valid and legally binding agreement of the General Partner and the Partnership, enforceable against the General Partner and the Partnership in accordance with its terms; at or before the Closing Date, the Conveyance Agreement and each of the Conveyances will have been duly authorized, executed and delivered by each of the Genesis Parties that are parties thereto and will be a valid and legally binding agreement of such parties, enforceable against such parties in accordance with its terms; at or before the Closing Date, each of the Distribution Support Agreement, the Master Credit Support Agreement, the Redemption and Registration Rights Agreement and the Corporate Services Agreement will have been duly authorized, executed and delivered by the Genesis Parties that are parties thereto and will be a valid and legally binding agreement of each such party, enforceable against each such party in accordance with its terms; provided, that, with respect to each agreement described in this
                --------
Section 1(a)(xiv), the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Partnership Agreement, the Operating Partnership Agreement, the LLC Agreement, the Conveyance Agreement, the Conveyances, the Distribution Support Agreement, the Master Credit Support Agreement, the Redemption and Registration Rights Agreement and the Corporate Services Agreement are herein collectively referred to as the "Operative Agreements."

          (xv) None of the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement and the Operative Agreements by any of the Genesis Parties which are parties hereto and thereto, nor the consummation of the transactions contemplated hereby and thereby (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of limited partnership, agreement of limited partnership, articles of organization, agreement of limited liability company or other organizational documents of any of the Genesis Parties, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Genesis Parties is a party or by which any of them or any of their respective properties may be bound (except for agreements and instruments that will be extinguished on the Closing Date), (C) violates or will violate any order, judgment, decree or injunction of any court or governmental agency or body directed to any of them or any of their properties in a proceeding to which any of them or their property is a party, (D) violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to any of the Genesis Parties or any of their respective properties or (E) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Genesis Parties, except for liens created pursuant to the Master Credit Support Agreement, in the case of clauses (B), (C), (D) or (E) which conflicts, breaches, violations or defaults would have a material adverse effect upon the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole.

          (xvi) No permit, consent, approval, authorization or order of any court or governmental agency or body is required in connection with the execution and delivery of, or the consummation by the Genesis Parties of the transactions contemplated by, this Agreement or the Operative Agreements, except
(A) for such permits, consents, approvals and similar authorizations required under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the securities or "Blue Sky" laws of certain jurisdictions, (B) for such permits, consents, approvals and similar authorizations which have been, or prior to the Closing Date will be, obtained,
(C) for such permits, consents, approvals and similar authorizations which (1) are of a routine or administrative nature, (2) are not customarily obtained or made prior to the consummation of transactions such as those contemplated by this Agreement and by the Operative Agreements and (3) are expected in the reasonable judgment of the General Partner to be obtained in the ordinary course of business subsequent to the consummation of the Transactions, (D) for such permits, consents, approvals and similar authorizations which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole and (E) as set forth or contemplated in the Prospectus.

          (xvii) None of the Genesis Parties is in (A) violation of its certificate of limited partnership, agreement of limited partnership, articles of organization, agreement of limited liability company or other organizational documents or of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it or (B) breach, default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation would, if continued, have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole or could materially impair the ability of any of the Genesis Parties to perform its obligations under this Agreement or any of the Operative Agreements. To the knowledge of the Genesis Parties, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Genesis Parties is a party or by which any of them is bound or to which any of their properties are subject, is in default under any such agreement, which breach, default or violation would, if continued, have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole.

          (xviii) Arthur Andersen LLP, who have expressed their opinions on the pro forma financial statements of the Partnership and the audited financial statements of the Partnership and the General Partner included in the Registration Statement and the Prospectus, are independent public accountants with respect to the Genesis Parties as required by the Act and the rules and regulations thereunder.

          (xix) At September 30, 1996, the Partnership would have had, on the pro forma basis indicated in the Prospectus (and any supplement thereto), a capitalization as set forth therein. The financial statements (including the related notes and supporting schedules) included in the Registration Statement, the Preliminary Prospectus dated November 15, 1996 and the Prospectus (and any supplement thereto) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except to the extent disclosed therein. The selected pro forma financial and operating information set forth in the Registration Statement, the Preliminary Prospectus dated November 15, 1996 and the Prospectus (and any supplement thereto) under the caption "Selected Pro Forma Financial and Operating Data" is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements and pro forma financial statements from which it has been derived. The selected historical financial and operating information set forth in the Registration Statement, the Preliminary Prospectus dated November 15, 1996 and the Prospectus (and any supplement thereto) under the caption "Selected Historical Financial and Operating Data" is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived. The pro forma financial statements of the Partnership included in the Registration Statement, the Preliminary Prospectus dated November 15, 1996 and the Prospectus (and any supplement thereto) have been prepared in accordance with the applicable accounting requirements of Article 11 of Regulation S-X of the Commission; the assumptions used in the preparation of such pro forma financial statements are, in the opinion of the management of the General Partner, reasonable; and the pro forma adjustments reflected in such pro forma financial statements have been properly applied to the historical amounts in compilation of such pro forma financial statements.

          (xx) Except as disclosed in the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, (A) none of the Genesis Parties has incurred any liabilities or obligations (indirect, direct or contingent) or entered into any agreements or other transactions not in the ordinary course of business that, singly or in the aggregate, could reasonably be expected to be material to the Genesis Parties considered as a whole or that could reasonably be expected to result in a material reduction in the earnings of the Genesis Parties considered as a whole, (B) none of the Genesis Parties has sustained any loss or interference with its business or properties from strike, fire, flood, windstorm, accident or other calamity (whether or not covered by insurance), or from any labor dispute or court or governmental action, order or decree, that, singly or in the aggregate, could reasonably be expected to be material to the Genesis Parties considered as a whole, (C) there has been no material change in the indebtedness of any of the Genesis Parties, no change in the capitalization of any Genesis Party and no distribution of any kind declared, paid or made by any of the Genesis Parties, and (D) there has not been any material adverse change, nor any development that would reasonably be expected, singly or in the aggregate, to result in a material adverse change in the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole.

          (xxi) There are no legal or governmental proceedings pending or, to the knowledge of the Genesis Parties, threatened, against any Genesis Party, or to which any Genesis Party is a party, or to which any of their respective properties is subject, that are required to be described in the Registration Statement, the Preliminary Prospectus dated November 15, 1996 or the Prospectus (or any supplement thereto) but are not described as required; and there are no agreements, contracts or other documents that are required to be described in the Registration Statement, the Preliminary Prospectus dated November 15, 1996 or the Prospectus (or any supplement thereto) or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Act.

          (xxii) The Operating Partnership will have good and indefeasible title to all real property and good title to all personal property described in the Prospectus to be owned by it, free and clear of all liens, claims, security interests or other encumbrances except (A) as described in the Prospectus and
(B) such as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Prospectus; provided, that, with respect to pipeline
                                       --------
rights of way, the Operating Partnership shall have sufficient title to enable it to use and occupy the pipeline rights of way as they have been used and occupied in the past and as they are proposed to be used and occupied in the future as described in the Prospectus, and any lack of title to the pipeline rights of way has not had and will not have a material adverse effect on the ability of the Operating Partnership to use the pipeline rights of way as they have been used in the past and are proposed to be used in the future as described in the Prospectus and will not materially increase the cost of such use; and all real property and buildings held under lease by Basis and the Howell Entities, collectively, upon consummation of the Transactions on the Closing Date, will be held by the Operating Partnership, under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties considered as a whole as they have been used in the past and are proposed to be used in the future as described in the Prospectus. The Conveyance Agreement and the Conveyances will be, as of the Closing Date, legally sufficient to transfer or convey to the Operating Partnership all properties that are, individually or in the aggregate, required to enable the Operating Partnership to conduct its operations (in all material respects as contemplated by the Prospectus), subject to the conditions, reservations and limitations contained in the Conveyances and those set forth in the Prospectus.

          (xxiii) None of the Genesis Parties has taken, and none of the Genesis Parties will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Units, and the Partnership has not distributed and, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Units, will not distribute, any prospectus (as defined under the Act) in connection with the offering and sale of the Units other than the Registration Statement, any Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Act, and the rules and regulations, including Rule 134, thereunder.

          (xxiv) Each of the Genesis Parties has, or at the Closing Date will have, such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and except for such permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the ability of any of the Genesis Parties to conduct its businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted; each of the Genesis Parties has, or at the Closing Date will have, fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such revocations, terminations and impairments that would not reasonably be expected to have a material adverse effect upon the ability of such Genesis Party to conduct its businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to such Genesis Party.

          (xxv) To the knowledge of the Genesis Parties, none of the Genesis Parties nor any employee or agent of any of the Genesis Parties has made any payment of funds of any of the Genesis Parties or received or retained any funds in either case in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

          (xxvi) No transaction has occurred between or among the Genesis Parties and any of their respective officers, directors, members, partners, stockholders or affiliates or, to the best knowledge of the Genesis Parties, any affiliate of any such officer, director, member, partner or stockholder, that is required to be described in the Registration Statement that is not so described.

          (xxvii) Each of the Genesis Parties owns, possesses or has the right to use, or at the Closing Date will own or possess or have the right to use, all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of its respective business, and none of the Genesis Parties is aware of any claim to the contrary or any challenge by any other person to the rights of the Genesis Parties with respect to the foregoing.

          (xxviii) None of the Genesis Parties is now, and after the sale of the Units to be sold by the Partnership hereunder and the application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will be, (A) an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (B) (x) a "public utility company," "holding company" or "subsidiary company" of a "holding company" or an "affiliate" thereof, within the meaning of the Public Utility Holding Company Act of 1935, as amended, (y) a "gas utility," "public utility" or "utility" within the meaning of Article 6050 of the Revised Civil Statutes of Texas or (z) a "public utility" or "utility" within the meaning of the Public Utility Regulatory Act of Texas or under the applicable laws of any state in which any such Genesis Party does business.

          (xxix) None of the Genesis Parties has violated any environmental, safety, health or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), or lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease or operate their properties and conduct their business as described in the Prospectus or is violating any terms and conditions of any such permit, license or approval, which in each case would reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole.

          (xxx) As of the Closing Date, the Genesis Parties will have insurance covering their properties, operations, personnel and businesses. In the reasonable judgment of the Genesis Parties, such insurance insures against losses and risks in such amounts as are reasonably adequate to protect the Genesis Parties and their businesses. None of the Genesis Parties has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

          (xxxi) At each of the Closing Date and the Option CloSing Date, as the case may be, the General Partner will have (excluding its interests in the Partnership and Operating Partnership) a net worth of at least $7.5 million. For purposes of this representation, assets will be valued at fair market value, and the General Partner's interest in the Partnership and Operating Partnership (as general partner) shall not be taken into account except as an offset to the Partnership's or the Operating Partnership's liabilities that are taken into account in computing such net worth.

          (xxxii) Except as described in the Prospectus, there is (A) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Genesis Parties, threatened or contemplated to which any of the Genesis Parties or any of their respective subsidiaries is or may be a party or to which the business or property of any of the Genesis Parties is or may be subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body since the date of the most recent financial statements included in the Prospectus and (C) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Genesis Parties, or any of their respective subsidiaries, is or may be subject, that, in the case of clauses (A), (B) and (C) above, is reasonably expected to (1) singly or in the aggregate have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole, (2) prevent or result in the suspension of the offering and issuance of the Units or (3) in any manner draw into question the validity of this Agreement or any of the Operative Agreements or the performance by any of the Genesis Parties of their obligations under this Agreement or any of the Operative Agreements.

          (xxxiii) Except as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from any of the Genesis Parties any brokerage or finder's fee or any other fee, commission or similar payment in connection with the Transactions.

          (xxxiv) Each of the offer, sale and issuance of the Subordinated OLP Units to Basis and certain of the Howell Entities pursuant to the Conveyance Agreement and the Operating Partnership Agreement, and the offer, sale and issuance of APIs (as defined in the Operating Partnership Agreement) pursuant to the Distribution Support Agreement and the Operating Partnership Agreement, are exempt from the registration requirements of the Act and the securities laws of any state having jurisdiction with respect thereto, and none of the Genesis Parties has taken or will take any action that would cause the loss of such exemption.

          (xxxv) The Units have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

          (b) Basis.  Basis represents and warrants to, and agrees with, the
              -----
several Underwriters that:

          (i) On the Effective Date, the financial and other information relating to the assets, business operations or management of Basis prior to the Execution Time included in the Registration Statement (the "Basis Information") did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Basis Information included in the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b), on any subsequent date any supplement is filed with the Commission and on the Closing Date, the Basis Information included in the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that Basis makes no representation or
                --------  -------
warranty as to any statements contained in or omitted from the Registration Statement, any Preliminary Prospectus or the Prospectus (or any supplement thereto) other than the Basis Information.

          (ii) Basis is a corporation duly organized and validly existing in good standing under the laws of the State of Texas with full corporate power and authority to execute and deliver this Agreement and each Operative Agreement to which it is a party and perform any obligations it may have hereunder and thereunder.

          (iii) At the Closing Date and the Option Closing Date, respectively, Basis will own its limited partner interest in the Operating Partnership represented by Subordinated OLP Units and its membership interest in the General Partner free and clear of all liens, encumbrances, security interests, charges or claims, except for the pledge of Subordinated OLP Units contemplated in the Conveyance Agreement.

          (iv) At the Closing Date and the Option Closing Date, respectively, all corporate action required to be taken by Basis for the consummation of the transactions (including the Transactions) contemplated by this Agreement and each Operative Agreement to which it is a party shall have been validly taken.

          (v) The execution and delivery of, and the performance by Basis of its obligations under, this Agreement and each of the Operative Agreements to which it is a party have been duly and validly authorized by Basis, and each of this Agreement and each of the Operative Agreements to which it is a party has been duly executed and delivered by Basis, and constitutes the valid and legally binding agreement of Basis, enforceable against Basis in accordance with its terms; provided, that the enforceability thereof may be limited by bankruptcy,
       --------
insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws.

          (vi) Neither the execution, delivery and performance by Basis of this Agreement and the Operative Agreements to which Basis is a party, nor the consummation by Basis of the transactions contemplated hereby and thereby (A) conflicts or will conflict with or constitutes or will constitute a violation of the articles of incorporation or bylaws or other organizational documents of Basis, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which Basis is a party or by which Basis or any of its properties may be bound, (C) violates or will violate any order, judgment, decree or injunction of any court or governmental agency or body directed to Basis or any of its properties in a proceeding to which Basis or its property is a party, (D) violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to Basis or its properties or (E) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Basis, in the case of clauses (B), (C), (D) or (E) which conflicts, breaches, violations or defaults would reasonably be expected to have a material adverse effect upon the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole or would reasonably be expected to materially impair the ability of Basis to perform its obligations under this Agreement or the Operative Agreements.

          (vii) No permit, consent, approval, authorization or order of any court or governmental agency or body is required in connection with the execution and delivery by Basis of, or the consummation by Basis of the transactions contemplated by, this Agreement or the Operative Agreements to which Basis is a party, except (A) for such permits, consents, approvals and similar authorizations required under the Securities Act, the Exchange Act and the securities or "Blue Sky" laws of certain jurisdictions, (B) for such permits, consents, approvals and similar authorizations which have been, or prior to the Closing Date will be, obtained, (C) for such permits, consents, approvals and similar authorizations which (1) are of a routine or administrative nature, (2) are not customarily obtained or made prior to the consummation of transactions such as those contemplated by this Agreement and by the Operative Agreements to which Basis is a party and (3) are expected in the reasonable judgment of Basis to be obtained in the ordinary course of business subsequent to the consummation of the transactions contemplated by this Agreement and the Operative Agreements to which Basis is a party, (D) for such permits, consents, approvals and similar authorizations which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole and (E) as set forth or contemplated in the Prospectus.

          (viii) Basis is not in (A) violation of its articles of incorporation or bylaws, or of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it, or (B) breach, default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation would, if continued, reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole or would reasonably be expected to materially impair the ability of Basis to perform its obligations under this Agreement or any of the Operative Agreements to which Basis is a party.

          (ix) Arthur Andersen LLP, who have expressed their opinions on the audited financial statements of Basis Petroleum, Inc. Crude Gathering Division included in the Registration Statement and the Prospectus, are independent public accountants with respect to Basis as required by the Act and the rules and regulations thereunder.

          (x) The financial statements of Basis Petroleum, Inc. Crude Gathering Division (including the related notes and supporting schedules) included in the Registration Statement, the Preliminary Prospectus dated November 15, 1996 and the Prospectus (and any supplement thereto) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except to the extent disclosed therein. The selected historical financial and operating information with respect to Basis set forth in the Registration Statement, the Preliminary Prospectus dated November 15, 1996 and the Prospectus (and any supplement thereto) under the caption "Selected Historical Financial and Operating Data" is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived. The historical information with respect to Basis included in the pro forma financial statements of the Partnership included in the Registration Statement, the Preliminary Prospectus dated November 15, 1996 and the Prospectus (and any supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived.

          (xi) Except as disclosed in the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, (A) Basis has not incurred any liabilities or obligations (indirect, direct or contingent) or entered into any agreements or other transactions not in the ordinary course of business that, singly or in the aggregate, could reasonably be expected to be material to the Genesis Parties considered as a whole or that could reasonably be expected to result in a material reduction in the earnings of the Genesis Parties considered as a whole, (B) Basis has not sustained any loss or interference with its business or properties from strike, fire, flood, windstorm, accident or other calamity (whether or not covered by insurance), or from any labor dispute or court or governmental action, order or decree, that, singly or in the aggregate, could reasonably be expected to be material to the Genesis Parties considered as a whole, (C) there has been no material change in the indebtedness of Basis, no change in the capitalization of Basis and no distribution of any kind declared, paid or made by Basis, and (D) there has not been any material adverse change, nor any development that would reasonably be expected, singly or in the aggregate, to result in a material adverse change in the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole.

          (xii) Basis has good and indefeasible title to all real property and good title to all personal property described in the Prospectus to be owned by it, free and clear of all liens, claims, security interests or other encumbrances except (A) as described in the Prospectus and (B) such as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Prospectus; and all real property and buildings held under lease by Basis are held by Basis under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties considered as a whole as they have been used in the past and are proposed to be used in the future as described in the Prospectus.

          (xiii) Basis has not taken, and Basis will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Units.

          (xiv) Basis is not now, and after sale of the Units to be sold by the Partnership hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will not be, (A) an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (B) (x) a "public utility company," "holding company" or "subsidiary company" of a "holding company" or an "affiliate" thereof, within the meaning of the Public Utility Holding Company Act of 1935, as amended, (y) a "gas utility," "public utility" or "utility" within the meaning of Article 6050 of the Revised Civil Statutes of Texas or (z) a "public utility" or "utility" within the meaning of the Public Utility Regulatory Act of Texas or under the applicable laws of any state in which Basis does business.

          (xv) Basis has not violated any Environmental Law, and does not lack any permits, licenses or other approvals required of it under applicable Environmental Laws to own, lease or operate its properties and conduct its business as described in the Prospectus and is not violating any terms and conditions of any such permit, license or approval, which in each case would reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole.

          (xvi) Except as described in the Prospectus, there is (A) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of Basis, threatened or contemplated to which Basis or any of its subsidiaries is or may be a party or to which the business or property of Basis is or may be subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (C) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which Basis or any of its subsidiaries is or may be subject, that, in the case of clauses (A), (B) and (C) above, is reasonably expected to
(1) singly or in the aggregate have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole, (2) prevent or result in the suspension of the offering and issuance of the Units or (3) in any manner draw into question the validity of this Agreement or any other Operative Agreement to which Basis is a party.

          (xvii) Basis has not taken and will not take any action that would cause the loss of the exemption from the registration requirements of the Act of each of the offer, sale and issuance of the Subordinated OLP Units to Basis pursuant to the Conveyance Agreement and the Operating Partnership Agreement.

          (c)     Howell.  Howell represents and warrants to, and agrees with,
                  ------
the several Underwriters that:

          (i) On the Effective Date, the financial and other information relating to the assets, business, operations or management of any Howell Entity prior to the Execution Time included in the Registration Statement (the "Howell Information") did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Howell Information included in the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b), on any subsequent date any supplement is filed with the Commission and on the Closing Date, the Howell Information included in the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that Howell
                           --------  -------
makes no representation or warranty as to any statements contained in or omitted from the Registration Statement, any Preliminary Prospectus or the Prospectus (or any supplement thereto) other than the Howell Information.

          (ii) Each of the Howell Entities is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to execute and deliver this Agreement and each Operative Agreement to which it is a party and perform any obligations it may have hereunder and thereunder.

          (iii) At the Closing Date and the Option Closing Date, respectively, each of the Howell Entities will own its limited partner interest in the Operating Partnership represented by Subordinated OLP Units or its membership interest in the General Partner free and clear of all liens, encumbrances, security interests, charges or claims, except for the pledge of Subordinated OLP Units contemplated in the Conveyance Agreement and the claim on the Subordinated OLP Units contemplated in the Ancillary Agreement (as defined in the Conveyance Agreement).

          (iv) At the Closing Date and the Option Closing Date, respectively, all corporate action required to be taken by any of the Howell Entities for the consummation of the transactions (including the Transactions) contemplated by this Agreement and each Operative Agreement to which any Howell Entity is a party shall have been validly taken.

          (v) The execution and delivery of, and the performance by each of the Howell Entities of its obligations under, this Agreement and each of the Operative Agreements to which it is a party have been duly and validly authorized by the Howell Entities, and each of this Agreement and each of the Operative Agreements to which a Howell Entity is a party has been duly executed and delivered by each such Howell Entity, and constitutes the valid and legally binding agreement of each such Howell Entity, enforceable against each such Howell Entity in accordance with its terms; provided, that the enforceability
                                            --------
thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws.

          (vi) Neither the execution, delivery and performance by any of the Howell Entities of this Agreement and the Operative Agreements to which any such Howell Entity is a party, nor the consummation by the Howell Entities of the transactions contemplated hereby and thereby (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificates of incorporation or bylaws or other organizational documents of the Howell Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Howell Entities is a party or by which any of the Howell Entities or any of their respective properties may be bound, (C) violates or will violate any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Howell Entities or any of their respective properties in a proceeding to which any of the Howell Entities or any of their property is a party, (D) violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to any of the Howell Entities or any of their respective properties or (E) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Howell Entities, in the case of clauses (B), (C), (D) or
(E) which conflicts, breaches, violations or defaults would reasonably be expected to have a material adverse effect upon the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole or would reasonably be expected to materially impair the ability of the Howell Entities to perform their obligations under this Agreement or the Operative Agreements to which any of the Howell Entities is a party.

          (vii) No permit, consent, approval, authorization or order of any court or governmental agency or body is required in connection with the execution and delivery by the Howell Entities of, or the consummation by the Howell Entities of the transactions contemplated by, this Agreement or the Operative Agreements to which any of the Howell Entities is a party, except (A) for such permits, consents, approvals and similar authorizations required under the Securities Act, the Exchange Act and the securities or "Blue Sky" laws of certain jurisdictions, (B) for such permits, consents, approvals and similar authorizations which have been, or prior to the Closing Date will be, obtained,
(C) for such permits, consents, approvals and similar authorizations which (1) are of a routine or administrative nature, (2) are not customarily obtained or made prior to the consummation of transactions such as those contemplated by this Agreement and by the Operative Agreements to which any of the Howell Entities is a party and (3) are expected in the reasonable judgment of Howell to be obtained in the ordinary course of business subsequent to the consummation of the transactions contemplated by this Agreement or the Operative Agreements to which any of the Howell Entities is a party, (D) for such permits, consents, approvals and similar authorizations which, if not obtained, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect upon the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole and (E) as set forth or contemplated in the Prospectus.

          (viii) None of the Howell Entities is in (A) violation of its certificate of incorporation or bylaws, or of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it or (B) breach, default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation would, if continued, reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole or would reasonably be expected to materially impair the ability of any of the Howell Entities to perform its obligations under this Agreement or any of the Operative Agreements to which any of the Howell

Entities is a party. To the knowledge of Howell, each of the Howell Entities which is subject to regulation as a common carrier is conducting its business consistent with its common carrier classification in all material respects and is in material compliance with all applicable federal or state statutes, rules and regulations pertaining thereto, including but not limited to all tariff and rate requirements.

          (ix) Deloitte & Touche LLP, who have expressed their opinions on the audited financial statements of Howell Crude Operations included in the Registration Statement and the Prospectus, are independent public accountants with respect to Howell as required by the Act and the rules and regulations thereunder.

          (x) Price Waterhouse LLP, who have expressed their opinion on the audited financial statements of Howell Corporation - Predecessor Operations of Certain Crude Oil Pipeline Businesses of Exxon Pipeline Company included in the Registration Statement and the Prospectus, are independent public accountants with respect to Howell as required by the Act and the rules and regulations thereunder.

          (xi) The financial statements of Howell Crude Operations and Howell Corporation - Predecessor Operations of Certain Crude Oil Pipeline Businesses of Exxon Pipeline Company (including the related notes and supporting schedules) included in the Registration Statement, the Preliminary Prospectus dated November 15, 1996 and the Prospectus (and any supplement thereto) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except to the extent disclosed therein. The selected historical financial and operating information with respect to Howell Crude Operations set forth in the Registration Statement, the Preliminary Prospectus dated November 15, 1996 and the Prospectus (and any supplement thereto) under the caption "Selected Historical Financial and Operating Data" is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived. The historical information with respect to Howell Crude Operations included in the pro forma financial statements of the Partnership included in the Registration Statement, the Preliminary Prospectus dated November 15, 1996 and the Prospectus (and any supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived. The purchase accounting adjustments and the pro forma adjustments related to pipelines included in the pro forma financial statements of the Partnership are, in the opinion of Howell, reasonable, and such adjustments have been properly applied to the historical amounts in compilation of such pro forma financial statements.

          (xii) Except as disclosed in the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and

Prospectus, (A) none of the Howell Entities has incurred any liabilities or obligations (indirect, direct or contingent) or entered into any agreements or other transactions not in the ordinary course of business that, singly or in the aggregate, could reasonably be expected to be material to the Genesis Parties considered as a whole or that could reasonably be expected to result in a material reduction in the earnings of the Genesis Parties considered as a whole,
(B) none of the Howell Entities has sustained any loss or interference with its business or properties from strike, fire, flood, windstorm, accident or other calamity (whether or not covered by insurance), or from any labor dispute or court or governmental action, order or decree, that, singly or in the aggregate, could reasonably be expected to be material to the Genesis Parties considered as a whole, (C) there has been no material change in the indebtedness of any of the Howell Entities, no change in the capitalization of any of the Howell Entities and no distribution of any kind declared, paid or made by any of the Howell Entities, and (D) there has not been any material adverse change, nor any development that would reasonably be expected, singly or in the aggregate, to result in a material adverse change in the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole.

          (xiii) Each of the Howell Entities has good and indefeasible title to all real property and good title to all personal property described in the Prospectus to be owned by it, free and clear of all liens, claims, security interests or other encumbrances except (A) as described in the Prospectus and
(B) such as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Prospectus; provided, that, with respect to pipeline
                                       --------
rights of way, each of the Howell Entities has sufficient title to enable it to use and occupy the pipeline rights of way as they have been used and occupied in the past and as they are proposed to be used and occupied in the future as described in the Prospectus, and any lack of title to the pipeline rights of way has not had and will not have a material adverse effect on the ability of the Howell Entities or Genesis Parties to use the pipeline rights of way as they have been used in the past and are proposed to be used in the future as described in the Prospectus and will not materially increase the cost of such use; and all real property and buildings held under lease by any Howell Entity are held by such Howell Entity under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties considered as a whole as they have been used in the past and are proposed to be used in the future as described in the Prospectus.

          (xiv) None of the Howell Entities has taken, and none of the Howell Entities will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Units.

          (xv) None of the Howell Entities is now, or after sale of the Units to be sold by the Partnership hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will be, (A) an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (B) (x) a "public utility company," "holding company" or "subsidiary company" of a "holding company" or an "affiliate" thereof, within the meaning of the Public Utility

Holding Company Act of 1935, as amended, (y) a "gas utility," "public utility" or "utility" within the meaning of Article 6050 of the Revised Civil Statutes of Texas or (z) a "public utility" or "utility" within the meaning of the Public Utility Regulatory Act of Texas or under the applicable laws of any state in which any such Howell Entity does business.

          (xvi) None of the Howell Entities has violated any Environmental Law, or lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease or operate their properties and conduct their business as described in the Prospectus or is violating any terms and conditions of any such permit, license or approval, which in each case would reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole.

          (xvii) Except as described in the Prospectus, there is (A) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Howell Entities, threatened or contemplated to which any of the Howell Entities or any of their subsidiaries is or may be a party or to which the business or property of any of the Howell Entities, is or may be subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and
(C) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Howell Entities or any of its subsidiaries is or may be subject, that, in the case of clauses (A), (B) and (C) above, is reasonably expected to (1) singly or in the aggregate have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole, (2) prevent or result in the suspension of the offering and issuance of the Units or (3) in any manner draw into question the validity of this Agreement or any other Operative Agreement to which any of the Howell Entities is a party.

          (xviii)   None of the Howell Entities has taken or will take any
action that would cause the loss of the exemption from the registration requirements of the Act of each of the offer, sale and issuance of the Subordinated OLP Units to Howell pursuant to the Conveyance Agreement and the Operating Partnership Agreement.

          (d)       Salomon Inc.  Salomon Inc also represents and warrants to,
                    -----------
 and agrees with, the several Underwriters that:

          (i) The selected financial information of Salomon Inc set forth in the Registration Statement, the Preliminary Prospectus dated November 15, 1996 and the Prospectus (and any supplement thereto) under the caption "Certain Information Concerning Salomon Inc" is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical financial statements from which it has been derived. On the Effective Date, the information set forth in the Registration Statement under the caption "Certain Information Concerning Salomon Inc" was, and on the Closing Date will be, true and correct in all material respects. Salomon Inc hereby represents, for purposes of this representation and warranty and

Salomon Inc's indemnity obligations under this Agreement, the only information furnished by Salomon Inc is the information set forth in the Registration Statement under the caption "Certain Information Concerning Salomon Inc."

          (ii) Salomon Inc is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to execute and deliver this Agreement and each Operative Agreement to which it is a party and perform any obligations it may have hereunder and thereunder.

          (iii) All of the issued shares of capital stock of Basis are registered on its books in the name of Salomon Inc, and Salomon Inc owns such shares free and clear of all liens, encumbrances, security interests, charges or claims.

          (iv) At the Closing Date and the Option Closing Date, respectively, all corporate action required to be taken by Salomon Inc for the consummation of the transactions contemplated by this Agreement and each Operative Agreement to which it is a party shall have been validly taken.

          (v) The execution and delivery of, and the performance by Salomon Inc of its obligations under, this Agreement and each of the Operative Agreements to which it is a party have been duly and validly authorized by Salomon Inc, and each of this Agreement and each of the Operative Agreements to which it is a party has been duly executed and delivered by Salomon Inc, and constitutes the valid and legally binding agreement of Salomon Inc, enforceable against Salomon Inc in accordance with its terms; provided, that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws.

          (vi) Neither the execution, delivery and performance by Salomon Inc of this Agreement and the Operative Agreements to which Salomon Inc is a party, nor the consummation by Salomon Inc of the transactions contemplated hereby and thereby (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of incorporation or bylaws or other organizational documents of Salomon Inc, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which Salomon Inc is a party or by which Salomon Inc or any of its properties may be bound, (C) violates or will violate any order, judgment, decree or injunction of any court or governmental agency or body directed to Salomon Inc or any of its properties in a proceeding to which Salomon Inc or its property is a party, (D) violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to Salomon Inc or its properties or (E) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Salomon Inc, in the case of clauses (B), (C), (D) or (E) which conflicts, breaches, violations or defaults would have a material adverse effect upon the condition (financial or other), business, properties, net worth or results of operations of Salomon Inc or could impair the ability of Salomon Inc to perform its obligations under this Agreement or the Operative Agreements to which Salomon Inc is a party.

          (vii) No permit, consent, approval, authorization or order of any court or governmental agency or body is required in connection with the execution and delivery by Salomon Inc of, or the consummation by Salomon Inc of the transactions contemplated by, this Agreement or the Operative Agreements to which Salomon Inc is a party, except (A) for such permits, consents, approvals and similar authorizations which have been, or prior to the Closing Date will be, obtained, (B) for such permits, consents, approvals and similar authorizations which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the condition (financial or other), business, properties, net worth or results of operations of Salomon Inc and (C) as set forth or contemplated in the Prospectus.

          (viii) Salomon Inc is not in (A) violation of its certificate of incorporation or bylaws, or of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it, or (B) breach, default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation would, if continued, have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of Salomon Inc or could impair the ability of Salomon Inc to perform its obligations under the Underwriting Agreement or any of the Operative Agreements to which it is a party.

          (ix) Salomon Inc has not taken, and will not take, any action designed or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Units.

          (x) There is (A) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of Salomon Inc, threatened or contemplated to which Salomon Inc or any of its subsidiaries is or may be a party or to which the business or property of Salomon Inc, is or may be subject and (B) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which Salomon Inc or any of its subsidiaries is or may be subject, that, in the case of clauses (A) and (B) above, is reasonably expected to, in any manner, draw into question the validity of this Agreement or any other Operative Agreement.

          (e) Any certificate signed by an officer of the General Partner and delivered to the Representatives or counsel for the Underwriters on the Closing Date or the Option Closing Date shall be deemed a representation and warranty of each of the Genesis Parties to each Underwriter as to the matters covered thereby.

      2.  Purchase and Sale.  (a)  Subject to the terms and conditions and in
          -----------------
reliance upon the representations and warranties herein set forth, the Partnership agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Partnership at a purchase price of $_____ per Unit, the amount of the Underwritten Units set forth opposite such Underwriter's name in Schedule I hereto.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Partnership hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 1,125,000 Option Units, at the same purchase price per Unit as the Underwriters shall pay for the Underwritten Units. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Units by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or facsimile notice by the Representatives to the Partnership setting forth the number of Option Units as to which the several Underwriters are exercising the option and the time for delivery and payment for the Option Units. Delivery of certificates for the Option Units by the Partnership, and payment therefor to the Partnership, shall be made as provided in Section 3 hereof. The number of Option Units to be purchased by each Underwriter shall be the same percentage of the total number of Option Units to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Units, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

      3.  Delivery and Payment.  Delivery of and payment for the Underwritten
          --------------------
Units and the Option Units (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date (defined below)) shall be made at 10:00 AM, New York City time, on ______________, 1996, or such later date (not later than ___________, 1996) as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives and the General Partner or as provided in
Section 9 hereof (such date and time of delivery and payment for the Units being herein called the "Closing Date"). Delivery of the Units shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the aggregate purchase prices of the Units being sold by the Partnership to or upon the order of the Partnership by wire transfer of immediately available funds. Delivery of the Underwritten Units and the Option Units, if applicable, shall be made at such location as the Representatives shall, at least one business day in advance of the Closing Date, reasonably designate, and payment for such Units shall be made at the office of Smith Barney Inc., 333 West 34th Street, New York, New York 10001, or at such other location as agreed by the Representatives and the General Partner. Certificates for the Units shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.

          The Partnership agrees to have the Units available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM, New York City time, on the business day prior to the Closing Date.

          If the option provided for in Section 2(b) hereof is exercised after the third business day prior to the Closing Date, the Partnership will deliver (at the expense of the Partnership) to the Representatives, at Smith Barney Inc., 333 West 34th Street, New York, New York 10001, or at such other location as agreed by the Representatives and the Partnership, on the date specified by the Representatives (which shall be within three business days after exercise of said option or on such date as the Representatives and the Partnership shall agree) (the "Option Closing Date"), certificates for the Option Units in such names and denominations as the Representatives shall have requested against payment of the purchase price thereof to or upon the order of the Partnership by wire transfer of immediately available funds. If settlement for the Option Units occurs after the Closing Date, the Partnership will deliver to the Representatives on the Option Closing Date, and the obligation of the Underwriters to purchase the Option Units shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 6 hereof.

      4.  Offering by Underwriters.  It is understood that the several
          ------------------------
Underwriters propose to offer the Units for sale to the public as set forth in the Prospectus.

      5.  Agreements.
          ----------

          (a)       General.  Each of the Genesis Parties jointly and severally
                    -------
agrees with the several Underwriters that:

          (i) The Partnership and the General Partner will each use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the Execution Time, to become effective. Prior to the termination of the offering of the Units, the Partnership will not file any amendment of or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus which is not in compliance with the Act and the rules and regulations thereunder and which has not been consented to by the Representatives. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Partnership will cause the Prospectus, properly completed in compliance with the Act and the rules and regulations thereunder, and any supplement thereto, to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing.

          (ii) The Partnership will promptly advise the Representatives (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Units, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (E) of any change in the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties, considered as a whole, or of the happening of any event which makes any statement of a material fact made in the Registration Statement, any Preliminary Prospectus or the Prospectus (as then supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement, any Preliminary Prospectus or the Prospectus (as then supplemented) in order to state a material fact required by the Act or the rules and regulations thereunder to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which such statements were made, not misleading, or of the necessity to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus (as then supplemented) to comply with the Act, the rules and regulations thereunder or any other applicable law, (F) of the receipt by any Genesis Party of any notification with respect to the suspension of the qualification of the Units for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (G) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose. The Partnership and the General Partner will each use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (iii) If, at any time when a prospectus relating to the Units is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus to comply with the Act, the rules and regulations thereunder or any other law, the Partnership promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a)(i) of this Section 5, an amendment or supplement in form and substance satisfactory to counsel to the Underwriters, which will correct such statement or omission or effect such compliance.

          (iv) As soon as practicable, the Partnership will make generally available to its security holders and to the Representatives an earnings statement or statements of the Partnership and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (v) The Partnership will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, if delivery of a prospectus by an Underwriter or dealer is required prior to nine months after the time of issue of the Prospectus in connection with the offering and sale of the Units, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. At any time after nine months after the time of issue of the

Prospectus, upon request but at your expense, the Partnership will deliver as many copies of an amended Prospectus complying with Section 10(a)(3) of the Act as you may reasonably request. The Partnership will furnish or cause to be furnished to the Representatives copies of all reports on Form SR required by Rule 463 under the Act. The Partnership will pay the expenses of printing or other production of all documents relating to the offering.

          (vi) The Partnership and the General Partner will arrange for the qualification of the Units for sale under the laws of such jurisdictions as the Representatives may designate, and will maintain such qualifications in effect so long as reasonably required for the distribution of the Units; provided,
                                                                  --------
however, that in connection therewith, the Partnership and the General Partner
-------
shall not be required to qualify to do business or to file a general consent to service of process in any such jurisdiction. The Partnership will pay the fee of the National Association of Securities Dealers, Inc. ("NASD") in connection with the NASD's review of the offering.

          (vii) Except as provided in this Agreement, the Genesis Parties will not, for a period of 180 days following the Execution Time, without the prior written consent of Salomon Brothers Inc and Smith Barney Inc., (i) offer, sell, contract to sell or otherwise dispose of or announce the offering of any Common Units or Subordinated OLP Units or any securities that are convertible into, or exercisable or exchangeable for, Common Units or Subordinated OLP Units or any securities that are senior to or pari passu with Common Units or
                                        ----------
Subordinated OLP Units (other than (A) the issuance of Common Units in connection with Acquisitions (as defined in the Partnership Agreement) or Capital Improvements (as defined in the Partnership Agreement) permitted under the Partnership Agreement (provided the holder of such newly issued Common Units agrees to be bound by this provision) and (B) the issuance of Common Units pursuant to the Restricted Unit Plan described in the Registration Statement, or
(ii) grant any options or warrants to purchase Common Units or Subordinated OLP Units.

          (viii) The Partnership will furnish to its Unitholders annual reports containing financial statements certified by independent public accountants and shall also furnish or make available, after the end of each of the first three quarters of each fiscal year, quarterly summary financial information in reasonable detail which may be unaudited. During the period of three years from the date hereof, the Partnership will deliver to the Representatives and, upon request, to each of the other Underwriters, copies of each annual report of the Partnership and each other report furnished by the Partnership to each of its Unitholders. For three years after the Closing Date, the Partnership will deliver to the Representatives, as soon as they are available, any reports and financial statements furnished to or filed by the Partnership with the Commission or the NYSE.

          (ix) The Partnership will use the net proceeds received by it from the sale of the Units in the manner specified in the Prospectus under "Use of Proceeds."

          (x) Each of the Genesis Parties will take such steps as shall be necessary to ensure that none of them shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

          (b)  Basis.  Basis agrees with the several Underwriters that, Basis
               -----
will not, for a period of 180 days following the Execution Time, without the prior written consent of Salomon Brothers Inc and Smith Barney Inc., offer, sell, contract to sell or otherwise dispose of or announce the offering of any Common Units or Subordinated OLP Units or any securities that are convertible into, or exercisable or exchangeable for, Common Units or Subordinated OLP Units or any securities that are senior to or pari passu with Common Units or
                                        ----------
Subordinated OLP Units (other than the transfer of Subordinated OLP Units to John vonBerg pursuant to the Performance Payment described in the Registration Statement under "Certain Relationships and Related Transactions").

          (c)  Howell.  Howell agrees with the several Underwriters that, Howell
               ------
will not, for a period of 180 days following the Execution Time, without the prior written consent of Salomon Brothers Inc and Smith Barney Inc., offer, sell, contract to sell or otherwise dispose of or announce the offering of any Common Units or Subordinated OLP Units or any securities that are convertible into, or exercisable or exchangeable for, Common Units or Subordinated OLP Units or any securities that are senior to or pari passu with Common Units or
                                        ----------
Subordinated OLP Units.

      6.  Conditions to the Obligations of the Underwriters.  The obligations of
          -------------------------------------------------
the Underwriters to purchase the Underwritten Units and the Option Units, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Genesis Entities contained herein as of the Execution Time and the Closing Date or the Option Closing Date, as the case may be, to the accuracy of the statements of the Genesis Entities made in any certificates pursuant to the provisions hereof as of the Execution Time and the Closing Date or the Option Closing Date, as the case may be, to the performance by the Genesis Entities of their respective obligations hereunder, to the other provisions herein to be satisfied at or prior to such date and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 P.M. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 P.M. New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Representatives shall have received the opinion of Andrews & Kurth L.L.P., counsel for the Genesis Parties and Basis, dated the Closing Date and addressed to the

Underwriters, in form and substance satisfactory to the Representatives, with respect to the matters set forth in Exhibit A attached hereto.
                                    ---------

          (c) The Representatives shall have received the opinion of Wayne Kubicek, General Counsel of Basis, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Representatives, with respect to the matters set forth in Exhibit B attached hereto.
                                    ---------

          (d) The Representatives shall have received the opinion of Robert Moffett, Vice President and General Counsel of Howell Corporation, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Representatives, with respect to the matters set forth in Exhibit C attached hereto.
---------

          [(e)      The Representatives shall have received the opinion of
Bracewell & Patterson, L.L.P., counsel for Howell Corporation, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Representatives, with respect to the matters set forth in Exhibit D attached
                                                              ---------
hereto.]

          (f) The Representatives shall have received the opinion of Bradley J. Gans, internal counsel for Salomon Inc, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Representatives, with respect to the matters set forth in Exhibit E attached
                                                          ---------
hereto.


          (g) The Representatives shall have received the opinion of Cravath, Swaine & Moore, counsel for Salomon Inc, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Representatives, with respect to the matters set forth in Exhibit F attached
                                                          ---------
hereto.


          (h) The Representatives shall have received an opinion or opinions of special counsel to the Genesis Parties in each of the States of Alabama, Florida, Mississippi, and Texas dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Representatives, with respect to the matters set forth in Exhibit G attached hereto.
                                         ---------

          (i) The Representatives shall have received from Baker & Botts, L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Genesis Entities shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (j) The General Partner shall have furnished to the Representatives a certificate of the General Partner, signed by the President or a Vice President and the Chief Financial Officer of the General Partner, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

          (i) the representations and warranties of the Genesis Parties in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Genesis Parties have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge, threatened;

          (iii) the Common Units have been duly listed, subject to official notice of issuance, on the New York Stock Exchange; and

          (iv) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business, properties, prospects, net worth or results of operations of the Genesis Parties considered as a whole, whether or not arising from transactions in the ordinary course of business.

          (k) Basis shall have furnished to the Representatives a certificate of Basis, signed by the President or a Vice President and the chief financial officer or Treasurer of Basis, dated the Closing Date, to the effect that the representations and warranties of Basis in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and Basis has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

          (l) Howell shall have furnished to the Representatives a certificate of the Howell Entities, signed by the President or a Vice President and the chief financial or accounting officer of Howell, dated the Closing Date, to the effect that the representations and warranties of the Howell Entities in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Howell Entities have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date.

          (m) Salomon Inc shall have furnished to the Representatives a certificate of Salomon Inc, signed by a Managing Director or Vice President of Salomon Inc, dated the Closing Date, to the effect that the representations and warranties of Salomon Inc in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and Salomon Inc has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

          (n) At the Execution Time and at the Closing Date, Arthur Andersen LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance previously approved by the Representatives.

          (o) At the Execution Time and at the Closing Date, Deloitte & Touche LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance previously approved by the Representatives.

          (p) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraphs (m) or (n) of this Section 6, or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties not contemplated by the Prospectus, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Units as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

          (q) (i) There shall not have been any change in the partners' capital or limited liability company interests of the Partnership or the General Partner, as the case may be, nor any material increase in the short-term or the long-term debt of the Genesis Parties (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and the Prospectus (or any amendment or supplement thereto), any material adverse change in or affecting the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole;
(iii) the Genesis Parties shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Genesis Parties, considered as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (iv) all the representations and warranties of the Genesis Entities contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date.

          (r) The Units shall have been either listed or approved for listing upon notice of issuance on the New York Stock Exchange.

          (s) On the Closing Date, each of the Conveyance Agreement, the Distribution Support Agreement, the Master Credit Support Agreement, the Redemption and Registration Rights Agreement and the Corporate Services Agreement shall be in full force and effect, enforceable against the parties thereto in accordance with its terms; provided, that the
                                                          --------
enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws.

          (t) Prior to the Closing Date, the Genesis Entities shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Partnership in writing, by facsimile or by telephone confirmed in writing.

      7.  Reimbursement of Underwriters' Expenses.  If the sale of the Units
          ---------------------------------------
provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of any of the Genesis Entities to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Genesis Entities (other than Salomon Inc) will jointly and severally be obligated to, and will, reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Units.

      8.  Indemnification and Contribution.
          --------------------------------

          (a) Each of the Genesis Parties, jointly and severally, agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages or liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Units as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Genesis Parties will not be liable in any such case
--------  -------
to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Partnership solely by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, and provided, further, that none of the Genesis Parties shall be liable to any
--------  -------
Underwriter under the indemnity agreement in this subsection (i) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results solely from the fact that such Underwriter sold Units to a person as to whom any of the Genesis Parties shall establish that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act, if the Partnership has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus that was corrected in the Prospectus or in the Prospectus as then amended or supplemented. This indemnity agreement will be in addition to any liability which any Genesis Party may otherwise have.

          (b) Basis agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act, to the same extent as the indemnity from the Genesis Parties to each Underwriter set forth in paragraph (a) of this Section 8, but only with reference to the Basis Information. This indemnity agreement will be in addition to any liability which Basis may otherwise have.

          (c) Each of the Howell Entities agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act, to the same extent as the indemnity from the Genesis Parties to each Underwriter set forth in paragraph (a) of this Section 8, but only with reference to the Howell Information. This indemnity agreement will be in addition to any liability which the Howell Entities may otherwise have.

          (d) Salomon Inc agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act of the Exchange Act, against any and all losses, claims, damages or liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus under the caption "Certain Information Concerning Salomon Inc." This indemnity agreement will be in addition to any liability which Salomon Inc may otherwise have.

          (e) Each Underwriter severally agrees to indemnify and hold harmless the Genesis Entities, each of their respective directors and each of their officers who signs the Registration Statement, and each person who controls any Genesis Party within the meaning of either the Act or the Exchange Act, to the same extent as the indemnity from the Genesis Entities to each Underwriter set forth in paragraph (a) of this Section 8, but only with reference to written information relating to such Underwriter furnished to the Genesis Parties by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

          (f) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party or parties under this Section 8, notify the indemnifying party or parties in writing of the commencement thereof; but the failure so to notify the indemnifying party or parties (i) will not relieve it or them from liability under paragraph (a), (b),
(c), (d) or (e) of this Section 8 unless and to the extent it or they did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party or parties of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party or parties from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b), (c), (d) or (e) of this Section 8. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action. The indemnifying party or parties shall be entitled to appoint counsel of the indemnifying party's or parties' choice at the indemnifying party's or parties' expense to represent the indemnified party or parties in any action for which indemnification is sought (in which case the indemnifying party or parties shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall
                                    --------  -------
be satisfactory to the indemnified party or parties. Notwithstanding the indemnifying party's or parties' election to appoint counsel to represent the indemnified party or parties in an action, the indemnified party or parties shall have the right to employ separate counsel (including local counsel), and the indemnifying party or parties shall bear the reasonable fees, costs and expenses of such separate counsel if (A) the use of counsel chosen by the indemnifying party or parties to represent the indemnified party or parties would present such counsel with a conflict of interest, (B) the actual or potential defendants in, or targets of, any such action include both the indemnified party or parties and the indemnifying party or parties and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties which are different from or additional to those available to the indemnifying party or parties, (C) the indemnifying party or parties shall not have employed counsel satisfactory to the indemnified party or parties to represent the indemnified party or parties within a reasonable time after notice of the institution of such action or (D) the indemnifying party or parties shall authorize the indemnified party or parties to employ separate counsel at the expense of the indemnifying party or parties. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (g) In the event that the indemnity provided in paragraph (a) , (b),
(c), (d) or (e) of this Section 8 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Genesis Entities and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Genesis Entities and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Genesis Entities and by the Underwriters from the offering of the Units; provided, however, that in no case shall any Underwriter (except as may be
--------  -------
provided in any agreement among underwriters relating to the offering of the Units) be responsible for any amount in excess of the underwriting discount or commission applicable to the Units purchased by such Underwriter hereunder; and provided, further that the liability of certain Genesis Entities under this
--------  -------
paragraph (g) shall be limited to the extent set forth in paragraph (h) of this
Section 8. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Genesis Entities and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Genesis Entities and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Genesis Entities shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by each of them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by any Genesis Entity or the Underwriters. The Genesis Entities and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (g), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Partnership or the Operating Partnership within the meaning of either the Act or the Exchange Act, each officer of the General Partner who shall have signed the Registration Statement and each director of the General Partner shall have the same rights to contribution as the Genesis Entities, subject in each case to the applicable terms and conditions of this paragraph (g). The Genesis Entities' obligations to contribute are several and not joint. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations and not joint.

          (h) Notwithstanding the foregoing, (i) the liability of Basis and the Howell Entities under paragraphs (b), (c) and (g) of this Section 8 shall be limited to 54% and 46%, respectively, of the total proceeds (net of underwriting discounts and commissions but before deducting expenses) received by the Partnership from the offering of Units under this Agreement, as derived from the aggregate proceeds to the Partnership set forth in the table on the cover page of the Prospectus and (ii) Salomon Inc's liability under paragraphs (d) and (g) of this Section 8 shall be limited to Losses arising solely out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus under the caption "Certain Information Concerning Salomon Inc."

      9.  Default by an Underwriter.  If any one or more Underwriters shall fail
          -------------------------
to purchase and pay for any of the Underwritten Units agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Underwritten Units set forth opposite their names in Schedule I hereto bears to the aggregate amount of Underwritten Units set forth opposite the names of all the remaining Underwriters) the Underwritten Units which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event
                                            --------  -------
that the aggregate amount of Underwritten Units which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Underwritten Units set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Underwritten Units, and if such nondefaulting Underwriters do not purchase all the Underwritten Units, this Agreement will terminate without liability to any nondefaulting Underwriter or the Genesis Entities. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding seven business days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Genesis Entities, and any nondefaulting Underwriter for damages occasioned by its default hereunder.

      10. Termination.  This Agreement shall be subject to termination in the
          -----------
absolute discretion of the Representatives, by notice given to the Partnership prior to delivery of and payment for the Underwritten Units or the Option Units, as the case may be, if prior to such time (a) trading in the Partnership's Common Units shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange, (b) a banking moratorium shall have been declared either by Federal or New York State authorities or (c) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Underwritten Units or the Option Units, as applicable, as contemplated by the Prospectus (exclusive of any supplement thereto).

      11. Representations and Indemnities to Survive.  The respective
          ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Genesis Entities or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Genesis Entities or any of their respective officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Units. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

      12. Information Furnished by the Underwriters.  The statements set forth
          -----------------------------------------
in the last paragraph on the cover page, the stabilization legend on the inside cover page and the statements in the first and fifth paragraphs, the third and fourth sentences of the second paragraph and the third sentence of the sixth paragraph under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Section 1(a)(ii) and Section 8 hereof.

      13. Notices.  All communications hereunder will be in writing and
          -------
effective only on receipt. Such communications will be mailed, delivered, or transmitted by telex or facsimile and confirmed (i) to the Underwriters, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York 10048,
Attention: _______ (facsimile number: (212) 783-____) and care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division (facsimile number: (212) 816-____), except that notices given to an Underwriter pursuant to Section 8 hereof shall be sent to such Underwriter at the address provided to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request;
(ii) to the Genesis Parties, at One Allen Center, 500 Dallas, Suite 3200, Houston, Texas 77002, Attention: President (facsimile number (713): 656-____);
(iii) to Basis, at One Allen Center, 500 Dallas, Suite 3200, Houston, Texas 77002, Attention: Wayne Kubicek (facsimile number: (713) 646-5278); (iv) to the Howell Entities, at 1111 Fannin, Suite 1500, Houston, Texas 77002, Attention:
Robert Moffett (facsimile number: (713) 658-4007); and (v) to Salomon Inc, at Seven World Trade Center, New York, New York 10048, Attention: Thomas Jasper (facsimile number: (212) 783-3219).

      14. Successors.  This Agreement will inure to the benefit of and be
          ----------
binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

      15. Applicable Law.  This Agreement will be governed by and construed in
          --------------
accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Genesis Entities and the several Underwriters.

                                        Very truly yours,

                                        GENESIS ENERGY, L.P.

                                        By:  Genesis Energy, L.L.C., its
                                             general partner


                                        By:______________________________
                                        Name:
                                        Title:


                                        GENESIS CRUDE OIL, L.P.

                                        By:  Genesis Energy, L.L.C., its
                                             general partner


                                        By:______________________________
                                        Name:
                                        Title:


                                        GENESIS ENERGY, L.L.C.


                                        By:______________________________
                                        Name:
                                        Title:


                                        BASIS PETROLEUM, INC.


                                        By:______________________________
                                        Name:
                                        Title:

                                        HOWELL CORPORATION


                                        By:______________________________
                                        Name:
                                        Title:


                                        SALOMON INC


                                        By:______________________________
                                        Name:
                                        Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Salomon Brothers Inc
Smith Barney Inc.
Dean Witter Reynolds Inc.
PaineWebber Incorporated
Prudential Securities Incorporated

By:  Salomon Brothers Inc


By:______________________________
         Vice President


By:  Smith Barney Inc.


By:______________________________
     Authorized Representative


For themselves and the other several Underwriters named in Schedule I to the foregoing Agreement.

                                  SCHEDULE I

                                                            Number of
                                                       Underwritten Units
Underwriters                                             To Be Purchased
------------                                         ----------------------
Salomon Brothers Inc. ............................
Smith Barney Inc. ................................
Dean Witter Reynolds Inc. ........................
PaineWebber Incorporated .........................
Prudential Securities Incorporated ...............




                                                            ---------
          Total                                             7,500,000
                                                            =========

                                                                       EXHIBIT A

                       OPINION OF ANDREWS & KURTH L.L.P.

          (i) Each of the Partnership and the Operating Partnership is a limited partnership duly formed and validly existing in good standing under the Delaware Act with all necessary partnership power and authority to own or lease its properties, to assume the liabilities being assumed by it pursuant to the Conveyance Agreement and the Conveyances, to act as a general partner of the Operating Partnership (in the case of the Partnership) and to conduct its business, in each case in all material respects as described in the Registration Statement and the Prospectus.

          (ii) Each of the Partnership and the Operating Partnership is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of, and is in good standing in each of, the states listed on Schedule I to this opinion; and, to our knowledge, such jurisdictions are the only jurisdictions in which the nature or location of the properties of the Partnership or the Operating Partnership or the conduct of the business of the Partnership or the Operating Partnership requires such registration or qualification (except where the failure to so register or so qualify (A) would not have a material adverse effect on the financial condition, business or results of operations of the Genesis Parties considered as a whole or (B) would not subject the limited partners of the Partnership to any material liability or disability).

          (iii) The General Partner is a limited liability company duly formed and validly existing in good standing under the laws of Delaware with all necessary limited liability company power and authority to own its properties, to conduct its business and to act as a general partner of the Partnership and the Operating Partnership in all material respects as described in the Registration Statement and the Prospectus.

          (iv) The General Partner is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of, and is in good standing in each of, the states listed on Schedule I to this opinion; and, to our knowledge, such jurisdictions are the only jurisdictions in which the nature or location of the properties of the General Partner or the conduct of the business of the General Partner requires such registration or qualification (except where the failure to so register or so qualify (A) would not have a material adverse effect on the financial condition, business or results of operations of the Genesis Parties considered as a whole or (B) would not subject the limited partners of the Partnership to any material liability or disability).

          (v) The General Partner is the sole general partner of the Partnership with a 2% general partner interest in the Partnership; such general partner interest is duly authorized by the Partnership Agreement and was validly issued to the General Partner; and the General Partner owns such general partner interest in the Partnership free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming the General Partner as debtor is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware Act.

          (vi) The Partnership and the General Partner are the only two general partners of the Operating Partnership with a 69.57% general partner interest and a .61% general partner interest in the Operating Partnership, respectively; such general partner interests are duly authorized by the Operating Partnership Agreement and were validly issued to the Partnership and the General Partner, respectively; each of the Partnership and the General Partner owns its general partner interest in the Operating Partnership free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming the Partnership or the General Partner as debtor is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware Act.

          (vii) The 7,500,000 Underwritten Units to be issued and sold to the Underwriters by the Partnership pursuant to the Underwriting Agreement and the limited partner interests represented thereby are duly authorized by the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor as provided in the Underwriting Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement-- Limited Liability"); and the Underwritten Units will be the only limited partner interests of the Partnership issued and outstanding as of the Closing Date.

          (viii) Upon delivery to the Underwriters of certificates evidencing the Units issued in the name of the Underwriters and payment by the Underwriters of the purchase price for the Units, the Underwriters will acquire the Units free of any adverse claim (as such term is defined in Section 8-302 of the New York Uniform Commercial Code), assuming that the Underwriters are acting in good faith and without notice of any adverse claim.

          (ix) The 1,771,200 and 1,508,800 Subordinated OLP Units to be issued to Basis and certain of the Howell Entities, respectively, pursuant to the Conveyance Agreement and the Operating Partnership Agreement and the limited partner interests represented thereby are duly authorized by the Operating Partnership Agreement and, when issued and delivered pursuant to the terms of the Conveyance Agreement and the Operating Partnership Agreement, will be validly issued, fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under "The Partnership Agreement-- Limited Liability"); the 3,280,000 Subordinated OLP Units will be the only limited partner interests in the Operating Partnership issued and outstanding on the Closing Date; and Basis will own its limited partner interest in the Operating Partnership represented by the Subordinated OLP Units free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming Basis as debtor is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware Act, except for the pledge of Subordinated OLP Units contemplated in the Conveyance Agreement.

          (x) Basis owns a membership interest of 54% in the General Partner and Howell owns a membership interest of 46% in the General Partner; such membership interests are duly authorized by the LLC Agreement and have been validly issued in accordance with such LLC Agreement and are fully paid and nonassessable; and Basis owns such membership interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming Basis as debtor is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware Limited Liability Company Act.

          (xi) Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited or general partner interests in the Partnership or the Operating Partnership pursuant to either of the Partnership Agreements or, to our knowledge, any agreement or other instrument to which the Partnership or the Operating Partnership is a party or by which the Partnership or the Operating Partnership may be bound. To our knowledge, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by the Underwriting Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership or the Operating Partnership, except as set forth in the Redemption and Registration Rights Agreement. To our knowledge, except as described in the Prospectus, there are no outstanding options or warrants to purchase any Common Units, Subordinated OLP Units, Common OLP Units or any other securities of the Partnership or the Operating Partnership. The Partnership has all requisite power and authority under the Delaware Act and the Partnership Agreement to issue, sell and deliver the Units in accordance with and upon the terms and conditions set forth in the Underwriting Agreement, the Conveyance Agreement and the Partnership Agreement. The Operating Partnership has all requisite power and authority under the Delaware Act and the Operating Partnership Agreement to issue, sell and deliver the Subordinated OLP Units in accordance with and upon the terms and conditions set forth in the Conveyance Agreement and the Operating Partnership Agreement. All corporate, limited liability company and partnership action required to be taken by any of the Genesis Parties or Basis or any of their shareholders, members and partners (excluding the Howell Entities, as to which such counsel need not express any opinion) for the authorization, issuance, sale and delivery of the Units and Subordinated OLP Units and the consummation of the transactions contemplated by the Underwriting Agreement and the Operative Agreements has been validly taken.

          (xii) The Underwriting Agreement has been duly authorized, executed and delivered by each of the Genesis Parties and Basis.

          (xiii) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and duly executed and delivered by the Organizational Limited Partner and constitutes a valid and legally binding agreement of the General Partner and the Organizational Limited Partner, enforceable against the General Partner and the Organizational Limited Partner in accordance with its terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and similar laws of general application relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and an implied covenant of good faith and fair dealing.

          (xiv) The Operating Partnership Agreement has been duly authorized, executed and delivered by the General Partner, the Partnership and Basis, and, assuming the due authorization, execution and delivery thereof by the Howell Entities that are parties thereto, constitutes a valid and legally binding agreement of the General Partner, the Partnership, Basis and the Howell Entities that are parties thereto, enforceable against the General Partner, the Partnership, Basis and the Howell Entities that are parties thereto in accordance with its terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and similar laws of general application relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and an implied covenant of good faith and fair dealing.

          (xv) The LLC Agreement has been duly authorized, executed and delivered by Basis and, assuming the due authorization, execution and delivery thereof by Howell, constitutes a valid and legally binding agreement of Basis and Howell, enforceable against Basis and Howell in accordance with its terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and similar laws of general application relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and an implied covenant of good faith and fair dealing.

          (xvi) Each of the Conveyance Agreement and the Conveyances has been duly authorized, executed and delivered by each of the Genesis Parties and Basis that are parties thereto and, assuming the due authorization, execution and delivery thereof by the Howell Entities that are parties thereto, constitutes a valid and legally binding agreement of each of the Genesis Parties, Basis and the Howell Entities that are parties thereto, enforceable against such parties in accordance with its terms; the Distribution Support Agreement has been duly authorized, executed and delivered by the Operating Partnership and, assuming the due authorization, execution and delivery thereof by Salomon Inc, constitutes a valid and legally binding agreement of the Operating Partnership and Salomon Inc, enforceable against the Operating Partnership and Salomon Inc in accordance with its terms; the Master Credit Support Agreement has been duly authorized, executed and delivered by the Operating Partnership and Basis; the Redemption and Registration Rights Agreement has been duly authorized, executed and delivered by the Partnership, the Operating Partnership and Basis and, assuming the due authorization, execution and delivery thereof by the Howell Entities that are parties thereto, constitutes a valid and legally binding agreement of the Partnership, the Operating Partnership, Basis and the Howell Entities, enforceable against the Partnership, the Operating Partnership, Basis and the Howell Entities in accordance with its terms; and the Corporate Services Agreement has been duly authorized, executed and delivered by the Partnership and Basis and constitutes a valid and legally binding agreement of the Partnership and Basis, enforceable against the Partnership and Basis in accordance with its terms; provided, that, with respect
                                                    --------
to each agreement described in this paragraph (xvi), the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and an implied covenant of good faith and fair dealing.

          (xvii) None of the offering, issuance and sale by the Partnership of the Units, nor the execution, delivery and performance of the Underwriting Agreement and the Operative Agreements by any of the Genesis Parties which are parties thereto, nor the consummation of the transactions contemplated thereby
(A) constitutes or will constitute a violation of the certificate of limited partnership, agreement of limited partnership, articles of organization or agreement of limited liability company or other organizational documents of any of the Genesis Parties, (B) constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any Operative Agreement or any other agreement filed as an exhibit to the Registration Statement, (C) violates or will violate, in any material respect, any order, judgment, decree or injunction of any court or governmental agency or body known to us directed to any of the Genesis Parties or any of their properties in a proceeding in which any of the Genesis Parties or any of their properties is a party, (D) violates or will violate, in any material respect, any federal, New York or Texas statute, law or regulation, or the Delaware Act, the Delaware General Corporation Law or the Delaware Limited Liability Company Act or (E) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Genesis Parties, except for liens created pursuant to the Master Credit Support Agreement.

          (xviii) None of the offering, issuance and sale by the Partnership of the Units, nor the execution, delivery and performance by Basis of the Underwriting Agreement and the Operative Agreements to which Basis is a party, nor the consummation of the transactions contemplated thereby violates or will violate, in any material respect, any federal, New York or Texas statute, law or regulation applicable to Basis or its properties.

          (xix) No permit, consent, approval, authorization or order of any federal, New York, Texas or Delaware court or governmental agency or body is required in connection with the execution and delivery by the Genesis Parties and Basis of, or the consummation by the Genesis Parties and Basis of the transactions contemplated by, the Underwriting Agreement or the Operative Agreements, except (A) for such permits, consents, approvals and similar authorizations required under the Securities Act, the Exchange Act and the securities or "Blue Sky" laws of certain jurisdictions, (B) for such permits, consents, approvals and similar authorizations which have been obtained, (C) for such permits, consents, approvals and similar authorizations which (1) are of a routine or administrative nature, (2) are not customarily obtained or made prior to the consummation of transactions such as those contemplated by the Underwriting Agreement and by the Operative Agreements and (3) are expected in the reasonable judgment of the General Partner to be obtained in the ordinary course of business subsequent to the consummation of the Transactions, (D) for such permits, consents, approvals and similar authorizations which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole and (E) as set forth or contemplated in the Prospectus.

          (xx) The consummation of the Transactions is not subject to the pre- merger notification and waiting period requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

          (xxi) The statements in the Registration Statement and Prospectus under the captions "The Transactions," "Credit Support Facilities," "Cash Distribution Policy," "Management's Discussion and Analysis of Financial Condition and Results of Operations--Genesis--Liquidity and Capital Resources," "Business--Title to Properties," "Business--Environmental Matters," "Business-- Regulation," "Certain Relationships and Related Transactions" "Conflicts of Interest and Fiduciary Responsibilities," "Description of the Common Units," "The Partnership Agreement" and "Units Eligible for Future Sale," insofar as they constitute descriptions of the Operative Agreements, or refer to statements of law or legal conclusions, are accurate and complete in all material respects, and the Common Units and the Subordinated OLP Units conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

          (xxii) To our knowledge, there are no legal or governmental proceedings pending or threatened against any Genesis Party or to which any Genesis Party is a party or to which any of their respective properties is subject that are required to be described in the Registration Statement or the Prospectus but are not described as required; and, to our knowledge, there are no agreements, contracts or other documents to which any of the Genesis Parties is a party that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Act.

          (xxiii) The Registration Statement was declared effective under the Act on _____________, 1996; the Prospectus was filed with the Commission on _______, 1996 pursuant to subparagraphs ___ and ___ of Rule 424(b); and to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission.

          (xxiv) The Registration Statement and the Prospectus and any amendment or supplement thereto prior to the Closing Date (except for the financial statements and the notes and the schedules thereto and the other financial, statistical and accounting information included in the Registration Statement or the Prospectus, as to which we need not express any opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations promulgated thereunder.

          (xxv)    The opinion of Andrews & Kurth L.L.P. that is filed as
Exhibit 8.1 to the Registration Statement is confirmed as of the date hereof and the Underwriters may rely upon such opinion as if it were addressed to them.

          (xxvi) None of the Genesis Parties is (A) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (B) (x) a "public utility company," or "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended, (y) a "gas utility," "public utility" or "utility" within the meaning of Article 6050 of the Revised Civil Statutes of Texas or (z) a "public utility" or "utility" within the meaning of the Public Utility Regulatory Act of Texas.

          (xxvii) The Units have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

          (xxviii) The offer, sale and issuance of the Subordinated OLP Units to Basis and Howell, respectively, pursuant to the Conveyance Agreement and the Operating Partnership Agreement, and the offer, sale and issuance of APIs (as defined in the Operating Partnership Agreement) pursuant to the Distribution Support Agreement and the Operating Partnership Agreement, are exempt from the registration requirements of the Act and the securities laws of any state having jurisdiction with respect thereto.

          (xxviii) Following the conveyance to the Operating Partnership of the common carrier pipelines included in the Transferred Assets (the Common Carrier Pipeline Properties"), the Operating Partnership shall be entitled to exercise the power of eminent domain to secure rights-of-way necessary to operate the Common Carrier Pipeline Properties.

          In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Genesis Entities and the independent public accountants of the Genesis Parties and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement and the Prospectus (except to the extent specified in the foregoing opinion), no facts have come to such counsel's attention that lead such counsel to believe that the Registration Statement (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors' reports thereon, and (ii) the other financial, statistical and accounting information included therein, as to which such counsel need not comment), as of its effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors' reports thereon, and (ii) the other financial, statistical and accounting information included therein, as to which such counsel need not comment), as of its issue date and the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the Genesis Entities and upon information obtained from public officials, (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof and that the signatures on all documents examined by them are genuine, (iii) state that their opinion is limited to federal laws, the Delaware Act, the Delaware Limited Liability Company Act, the Delaware General Corporation Law and the laws of the States of New York and Texas, (iv) state that they express no opinion with respect to the title of any of the Genesis Entities to any of their respective real or personal property, (v) state that they express no opinion with respect to state or local tax statutes to which any of the limited partners of the Partnership may be subject and (vi) state that they express no opinion with respect to local laws applicable to the Genesis Parties.

                                                                      SCHEDULE I

                             FOREIGN QUALIFICATION


          Genesis Energy, L.P. is duly registered or qualified as a foreign limited partnership under the laws of the following state:

               Texas


          Each of Genesis Crude Oil, L.P. and Genesis Energy, L.L.C. is duly registered or qualified as a foreign limited partnership or as a foreign limited liability company, as the case may be, under the laws of the following states:

               Alabama
               Florida
               Kansas
               Louisiana
               Mississippi
               Nebraska
               New Mexico
               New York
               Oklahoma
               Texas
               Wisconsin

                                                                       EXHIBIT B

                            OPINION OF WAYNE KUBICEK
                   (GENERAL COUNSEL OF BASIS PETROLEUM, INC.)


          (i) Basis is a corporation duly incorporated and validly existing in good standing under the laws of the State of Texas with all necessary corporate power and authority to execute and deliver the Underwriting Agreement and each Operative Agreement to which it is a party and perform any obligations it may have thereunder.

          (ii) Neither the execution, delivery and performance by Basis of the Underwriting Agreement and the Operative Agreements to which Basis is a party, nor the consummation by Basis of the transactions contemplated thereby (A) constitutes or will constitute a violation of the articles of incorporation or bylaws of Basis, (B) constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to me to which Basis is a party or by which Basis is bound, (C) violates or will violate, in any material respect, any order, judgment, decree or injunction of any court or governmental agency or body known to me directed to Basis or any of the Basis Transferred Assets in a proceeding to which Basis or any of the Basis Transferred Assets is a party or (D) will result in the creation or imposition of any lien, charge or encumbrance upon the Basis Transferred Assets, except pursuant to the Master Credit Support Agreement.

          (iii) To my knowledge there is no litigation, proceeding or governmental investigation pending or threatened against Basis that relates to any of the transactions contemplated by the Prospectus or which, if adversely determined to Basis, is reasonably likely to have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole, or would impair or call into question the validity of the Underwriting Agreement or any of the Operative Agreements or the performance by Basis of its obligations under the Underwriting Agreement or any of the Operative Agreements to which Basis is a party.

          (iv) Except as described in the Prospectus, to my knowledge, Basis or the Genesis Parties possess all certificates, authorities or permits issued by the appropriate local, state or federal regulatory agencies or bodies necessary to conduct the business currently operated by Basis and to be operated by the Genesis Parties, except for such certificates, authorizations or permits which, if not obtained, would not have, individually or in the aggregate, a material adverse effect upon the condition (financial or otherwise), results of operations or business of the Genesis Parties considered as a whole; and, to my knowledge, Basis has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect upon the condition (financial or otherwise), results of operations or business of the Genesis Parties considered as a whole.

          In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Genesis Entities and the independent public accountants of the Genesis Entities and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement and the Prospectus, no facts have come to such counsel's attention that lead such counsel to believe that the Registration Statement (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors' reports thereon, (ii) the other financial, statistical and accounting information included therein and (iii) the Howell Information, as to which such counsel need not comment), as of its effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors' reports thereon, and (ii) the other financial, statistical and accounting information included therein, as to which such counsel need not comment), as of its issue date and the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of Basis and upon information obtained from public officials, (ii) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof and that the signatures on all documents examined by him are genuine and (iii) state that his opinion is limited to federal laws and the laws of the State of New York.

                                                                       EXHIBIT C

                           OPINION OF ROBERT MOFFETT
                    (GENERAL COUNSEL OF HOWELL CORPORATION)


          (i) Each of the Howell Entities is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to execute and deliver each of the Underwriting Agreement and Operative Agreements to which it is a party and perform any obligations it may have thereunder.

          (ii) Each of the Howell Entities that owns Subordinated OLP Units will own its limited partner interest in the Operating Partnership represented by the Subordinated OLP Units free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming any Howell Entity as debtor is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware Act, except for the pledge of Subordinated OLP Units contemplated in the Conveyance Agreement.

          (iii) Howell owns its membership interest in the General Partner free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming Howell as debtor is on file in the office of the Secretary of State of the States of Delaware or Texas or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware Limited Liability Company Act.

          (iv) All corporate action required to be taken by any of the Howell Entities or any of their Shareholders for the consummation of the transactions contemplated by the Underwriting Agreement and the Operative Agreements has been validly taken.

          (v) Each of the Underwriting Agreement, the Operating Partnership Agreement, the LLC Agreement, the Conveyance Agreement, the Conveyances and the Redemption and Registration Rights Agreement has been duly authorized, executed and delivered by each of the Howell Entities that is a party thereto.

          (vi) Neither the execution, delivery and performance by any of the Howell Entities of the Underwriting Agreement and the Operative Agreements to which any such Howell Entity is a party, nor the consummation by the Howell Entities of the transactions contemplated thereby (A) constitutes or will constitute a violation of the certificates of incorporation or bylaws of such Howell Entities, (B) constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to me to which any of the Howell Entities is a party or by which any of the Howell Entities is bound, (C) violates or will violate, in any material respect, any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body known to me directed to any of the Howell Entities or any of the Howell Transferred Assets in a proceeding to which any of the Howell Entities or any of the Howell Transferred Assets is a party or (D) will result in the creation or imposition of any lien, charge or encumbrance upon the Howell Transferred Assets, except pursuant to the Master Credit Support Agreement.

          (vii) No permit, consent, approval, authorization or order of any court or governmental agency or body is required in connection with the execution and delivery by the Howell Entities of, or the consummation by the Howell Entities of the transactions contemplated by, the Underwriting Agreement or the Operative Agreements to which any of the Howell Entities is a party, except (A) for such permits, consents, approvals and similar authorizations required under the Securities Act, the Exchange Act and the securities or "Blue Sky" laws of certain jurisdictions, (B) for such permits, consents, approvals and similar authorizations required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as to which such counsel need not express any opinion,
(C) for such permits, consents, approvals and similar authorizations which have been obtained, (D) for such permits, consents, approvals and similar authorizations which (1) are of a routine or administrative nature, (2) are not customarily obtained or made prior to the consummation of transactions such as those contemplated by the Underwriting Agreement and by the Operative Agreements to which any of the Howell Entities is a party, and (3) are expected in the reasonable judgment of the General Partner to be obtained in the ordinary course of business subsequent to the consummation of the Transactions, (E) for such permits, consents, approvals and similar authorizations which, if not obtained, would not individually or in the aggregate, have a material adverse effect upon the condition (financial or other), business, properties, net worth or results of operations of the Howell Entities considered as a whole or of the Genesis Parties considered as a whole and (F) as set forth or contemplated in the Prospectus.

          (viii) To my knowledge, other than as described or contemplated in the Prospectus, there is no litigation, proceeding or governmental investigation pending or overtly threatened against any of the Howell Entities that relates to any of the transactions contemplated by the Prospectus or which, if adversely determined to such Howell Entity, is reasonably likely to have a material adverse effect on the (financial or other), business, properties, net worth or results of operations of the Genesis Parties considered as a whole, or would impair or call into question the validity of the Underwriting Agreement or any of the Operative Agreements or the performance by the Howell Entities of their obligations under the Underwriting Agreement or any of the Operative Agreements to which any of the Howell Entities is a party.

          (ix) To my knowledge, each of the Howell Entities which is subject to regulation as a common carrier is conducting its business consistent with its common carrier classification in all material respects and is in material compliance with all applicable federal or state statutes, rules and regulations pertaining thereto, including but not limited to all tariff and rate requirements.

          (x) Except as described in the Prospectus, to my knowledge, the Howell Entities or the Genesis Parties possess all certificates, authorities or permits issued by the appropriate local, state or federal regulatory agencies or bodies necessary to conduct the business currently operated by the Howell Entities and to be operated by the Genesis Parties, except for such certificates, authorizations or permits which, if not obtained, would not have, individually or in the aggregate, a material adverse effect upon the condition (financial or otherwise), results of operations or business of the Genesis Parties considered as a whole; and, to my knowledge, none of the Howell Entities has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect upon the condition (financial or otherwise), results of operations or business of the Genesis Parties considered as a whole.

          (xi) None of the Howell Entities is (A) an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (B) a "public utility company," "holding company" or "subsidiary company" of a "holding company" or an "affiliate" thereof, within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                 In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Genesis Entities and the independent public accountants of the Genesis Entities and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement and the Prospectus, no facts have come to such counsel's attention that lead such counsel to believe that the Registration Statement (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors' reports thereon, (ii) the other financial, statistical and accounting information included therein and (iii) the Basis Information, as to which such counsel need not comment), as of its effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors' reports thereon, and (ii) the other financial, statistical and accounting information included therein, as to which such counsel need not comment), as of its issue date and the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the Howell Entities and upon information obtained from public officials, (ii) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof and that the signatures on all documents examined by him are genuine and (iii) state that his opinion is limited to federal laws and the laws of the State of Texas [and Delaware].

                                                                       EXHIBIT D

                   [OPINION OF BRACEWELL & PATTERSON, L.L.P.
                       (COUNSEL FOR HOWELL CORPORATION)]

                                                                       EXHIBIT E

                           OPINION OF BRADLEY J. GANS
                       (INTERNAL COUNSEL OF SALOMON INC)

          (i) Salomon Inc is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to execute and deliver each of the Underwriting Agreement, the Distribution Support Agreement and the Master Credit Support Agreement and perform any obligations it may have thereunder.

          (ii) Each of the Underwriting Agreement, the Distribution Support Agreement and the Master Credit Support Agreement has been duly authorized, executed and delivered by Salomon Inc.

          (iii) Neither the execution, delivery and performance by Salomon Inc of the Underwriting Agreement, the Distribution Support Agreement and the Master Credit Support Agreement, nor the consummation by Salomon Inc of the transactions contemplated thereby (A) constitutes or will constitute a violation of the certificate of incorporation or bylaws or other organizational documents of Salomon Inc, (B) constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to me to which Salomon Inc is a party or by which Salomon Inc or its properties may be bound, (C) violates or will violate, in any material respect, any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body known to us directed to Salomon Inc or its property in a proceeding to which Salomon Inc or its property is a party or (D) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Salomon Inc.

          (iv) To my knowledge, there is no litigation, proceeding or governmental investigation pending or overtly threatened against Salomon Inc that relates to any of the transactions contemplated by the Prospectus or which would impair or call into question the validity of the Underwriting Agreement or any of the Operative Agreements to which Salomon Inc is a party or the performance by Salomon Inc of its obligations under the Underwriting Agreement or any of the Operative Agreements to which Salomon Inc is a party.

          (v) All corporate action required to be taken by Salomon Inc or any of its shareholders for the consummation by Salomon Inc of the transactions contemplated by the Underwriting Agreement and the Operative Agreements to which Salomon Inc is a party has been validly taken.

                 In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of Salomon Inc and upon information obtained from public officials and (ii) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof and that the signatures on all documents examined by him are genuine.

                                                                       EXHIBIT F

                       OPINION OF CRAVATH, SWAINE & MOORE
                            (COUNSEL TO SALOMON INC)


          (i) Assuming the due authorization, execution and delivery of the Master Credit Support Agreement by the Operating Partnership, Salomon Inc and Basis, the Master Credit Support Agreement constitutes a valid and legally binding agreement of the Operating Partnership, Salomon Inc and Basis, enforceable against the Operating Partnership, Salomon Inc and Basis in accordance with its terms; provided, that the enforceability of the Master
                           --------
Credit Support Agreement may be limited by (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and an implied covenant of good faith and fair dealing.

          (ii) Neither Basis nor Salomon Inc is (A) an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (B) a "public utility company," "holding company" or "subsidiary company" of a "holding company" or an "affiliate" thereof, within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                 In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of Salomon Inc and upon information obtained from public officials and (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof and that the signatures on all documents examined by them are genuine.

                                                                       EXHIBIT G

                         FORM OPINION OF LOCAL COUNSEL


          (i) Each of the Partnership, the Operating Partnership and the General Partner has been duly qualified or registered as a foreign limited partnership or as a foreign limited liability company, as the case may be, for the transaction of business under the laws of the State.

          (ii) The Operating Partnership has all requisite partnership power and authority as a limited partnership under the laws of the State to own or lease its properties and to conduct its business in the State; and upon the consummation of the Transactions, assuming that the Unitholders will not be liable under the laws of the State of Delaware for liabilities of the Partnership or the Operating Partnership, the Unitholders will not be liable under the laws of the State for the liabilities of the Partnership, except in each case to the same extent as under the laws of the State of Delaware.

          (iii) The execution, delivery and performance of the Conveyance Agreement and each of the Conveyances relating to the transfer of property in the State in accordance with the terms thereof will not violate any statute of the State or any rule, regulation or, to our knowledge, any order of any agency of the State having jurisdiction over the Partnership, the Operating Partnership or the General Partner or any of their respective properties, except for any such violations which, individually or in the aggregate, would not have a material adverse effect upon the holders of Common Units or upon the operations conducted, or to be conducted as described in the Prospectus, in the State by the Genesis Parties considered as a whole.

          (iv) The Conveyance Agreement and each of the Conveyances relating to the transfer of property in the State, assuming the due authorization, execution and delivery thereof by the parties thereto and assuming such Conveyance Agreement and Conveyances are governed by the laws of the State notwithstanding any choice of law provisions thereof, is a valid and legally binding agreement of the parties thereto under the laws of the State, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); each of the Conveyance Agreement and the Conveyances is in a form legally sufficient as between the parties thereto to convey to the transferee thereunder all of the right, title and interest of the transferor stated therein in and to the properties located in the State, as described in the Conveyance Agreement and Conveyances, subject to the conditions, reservations and limitations contained in the Conveyance Agreement and Conveyances, except motor vehicles or other property requiring conveyance of certificated title as to which the Conveyance Agreement and the Conveyances are legally sufficient to compel delivery of such certificated title.

          (v) Each of the deeds and assignments (including, without limitation, the form of the exhibits and schedules thereto) is in a form legally sufficient for recordation in the appropriate public offices of the State, to the extent such recordation is required, and, upon proper recordation of any of such deeds and assignments in the State, will constitute notice to all third parties under the recordation statutes of the State concerning record title to the assets transferred thereby; recordation in the office of the County Clerk for each county in which the Partnership, the Operating Partnership or the General Partner owns property is the appropriate public office in the State for the recordation of deeds and assignments of interests in real property located in such county.

          (vi) No permit, consent, approval or similar authorization, registration or qualification of or with any governmental agency or body of the State having jurisdiction over the Partnership, the Operating Partnership or the General Partner, as the case may be, or any of their respective properties is required for the issuance and sale of the Units by the Partnership or for the conveyance of the properties located in the State purported to be conveyed to the Operating Partnership pursuant to the Conveyance Agreement and the Conveyances, except such permits, consents, approvals and similar authorizations (A) which are required under the Act and the securities or "Blue Sky" laws of the State, (B) which have been obtained, (C) which (i) are of a routine or administrative nature, (ii) are not customarily obtained or made prior to the consummation of transactions such as those contemplated by the Underwriting Agreement and by the Conveyance Agreement and the Conveyances and
(iii) are expected in our reasonable judgment to be obtained in the ordinary course of business subsequent to the consummation of the Transactions, (D) which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the operations conducted, or to be conducted as described in the Prospectus, in the State by the Genesis Parties considered as a whole or (E) disclosed in the Prospectus.

          (vii) Following the conveyance of the common carrier pipelines included in the Transferred Assets (the "Common Carrier Pipeline Properties") located in the State to the Operating Partnership, the Operating Partnership shall be entitled to exercise the power of eminent domain in the State to secure rights-of-way necessary to operate the Common Carrier Pipeline Properties located in the State [to the extent the laws of such State are applicable].

                 In rendering the foregoing opinions, we express no opinion with respect to the title of any of the real or personal property purported to be transferred by the Conveyance Agreement and the Conveyances, and we express no opinion with respect to state or local taxes or tax statutes. We have not made any review of specific properties or title files relating to any such properties, and we express no opinion regarding the accuracy of the descriptions or references to any real or personal property. The opinions set forth above are limited in all respects to matters of the laws of the State, excepting therefrom municipal and local ordinances and regulations.

                 Andrews & Kurth L.L.P. is hereby authorized to rely upon this opinion letter in connection with the Transactions as if such opinion letter were addressed and delivered to them on the date hereof. Subject to the foregoing, this opinion letter may be relied upon only by you and your counsel in connection with the Transactions and no other use or distribution of this opinion letter may be made without our prior written consent.

                                      G-2